Tingo Group

NASDAQ: TIO

A Diverse Fintech & Agri-Fintech Group

Making a Difference Delivering Financial Inclusion and Food Security



Investor Presentation
March 2023

Forward Looking Statements

Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein contain, and certain oral statements made by representatives of Tingo Group and its affiliates, from time to time may contain, "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Tingo Group and its subsidiary, Tingo Mobile's, actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "might" and "continues," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Tingo Group's expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination

The statements contained in this report that are not purely historical are forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of our management based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements.

Most of these factors are outside of the control of Tingo Group and are difficult to predict. Factors that may cause such differences include but are not limited to: (1) the inability to obtain or maintain the listing of Tingo Group's common stock on Nasdaq; (2) the risk that the Business Combination disrupts current plans and operations of Tingo Group as a result of the announcement and consummation of the Business Combination; (3) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; (4) changes in applicable laws or regulations; (5) the possibility that Tingo Group may be adversely affected by other economic, business, and/or competitive factors; and (6) the impact of the global COVID-19 pandemic on any of the foregoing risks and other risks and uncertainties to be identified in the proxy statement/prospectus (when available) relating to the Business Combination, including those under "Risk Factors" therein, and in other filings with the SEC made by Tingo Group. The foregoing list of factors is not exclusive. Readers are referred to the most recent reports filed with the SEC by Tingo Group. Furthermore, such forward-looking statements speak only as of the date of this report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any of our securities, nor shall there be any offer or sale of our securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification of our securities under the laws of any such jurisdiction.

Corporate Overview

Tingo Group is a is a diverse Fintech and Agri-Fintech group of companies with operations in Africa, Southeast Asia and the Middle East:

- **Tingo Mobile** is a leading fintech and agri-fintech business operating in Africa
- **Tingo Foods** processes crops into finished products from its large farming member base
- **Tingo DMCC** operates a commodities trading platform and commodity export business
- **TingoPay Super-App**, in partnership with Visa, provides payment services, e-wallet and a range of value-added services to customers, and merchant services to businesses
- MICT insurance and financial services fintech verticals currently focus on Southeast Asia
- Group has significant opportunities to expand internationally

Key Highlights[1]

$866.0M
2021 Tingo Mobile Revenue

$1.2B
Q3 2022 Tingo Mobile Annualized Revenue Run Rate

9.3M
Tingo Mobile customer base at Q3 2022

32.0M
Expected Tingo users following recent contracts with All Farmers Association of Nigeria and Ashanti

$12.0B
Q3 2022 Annualized Transaction Value on the Tingo Nwassa Agri-Platform

$650.0M
Q3 2022 Tingo Mobile Annualized Earnings Before Tax Run Rate

Timeline

2020 – MICT Inc.: Fintech company providing a range of B2B and B2C proprietary platforms and technology in Southeast Asia

2021 – Initiated acquisition strategy to accelerate growth, utilize strong balance sheet, and leverage platforms, technology and infrastructure

2022 – Tingo Group: MICT acquired 100% of Tingo Mobile Limited[2] and Tingo Foods PLC[3], before subsequently changing name to Tingo Group, Inc.

(1) All Tingo figures are from Tingo, Inc. filings, incl. Q3 2022 Form 10-Q. Run Rates are based on Q3 2022.
(2) See Dec 1, 2022 press release and transaction structure in the attached Appendix
(3) See Feb 9, 2023 press release in the attached Appendix

Our Mission



Group Mission

Foster digital and financial inclusion through technology platforms to drive social and economic upliftment

Agri-Fintech Mission

Make a difference improving global food supply and tackling the world's food security crisis; by delivering farmer empowerment, improved crop yields, reduced spoilage and better access to markets.

Agri-Fintech Mission For Africa

Support Africa and its farmers to achieve sustainable food self-sufficiency, bringing an end to Africa's food insecurity and poverty

Agri Fintech: Full Solution from Seed to Sale

Delivering Financial and Technological Inclusion to Farmers

Lease of Tingo Smart-Phones to Farmers


Tingo
NWASSA
Tingo
Pay

Smart-Phone Pre-Loaded With Tingo Software and Nwassa Marketplace

- Buy Inputs via Tingo Nwassa Market
  - Seeds
  - Equipment & Tools
  - Fertilizer
  - Pesticide
  - Transport and Services
- Purchase Airtime and Data
- Arrange Insurance
- Access Loans & Micro Finance
- Make Utility and Bill Payments

Delivering the Sale Through Tingo's Nwassa Marketplace Platform

- Tingo Mobile Connects the Farmer to their Cooperative to Assist Sale Process
- Nwassa Connects the Farmer with Buyers of Produce
- Nwassa Secures Price and Terms for Farmer
- Nwassa facilitates Arrangement of Transport and logistics
- Nwassa Facilitates Payment Securely for Farmer & Buyer

Agri Fintech: Empower the Farmer & Increase Food Supply

Africa's farming industry is highly dislocated and lacking in infrastructure to get produce to market and process foods.

Tingo Mobile's FinTech and Agri-Fintech solutions make a difference:

- Improving farmers' access to vital inputs
- Increasing crop yields
- Reducing post harvest losses
- Facilitating offtake and improving access to markets (domestic and export)
- Providing ability to process crops into foods
- Delivering economic and social benefits to farmers and consumers



Agri Fintech: Clear Growth Strategy

Proven Model - Tingo Mobile and NWASSA Marketplace

- Q4 2022 - Signed All Farmers Association of Nigeria trade partnership, with commitment to increase customer numbers from 9.3M to ~30.0M
- Q4 2022 – Expanded into Ghana with Kingdom of Ashanti trade partnership, with commitment to enroll >2.0M new customers
- Q4 2022 – Expanded into Malawi - progressing several trade partnerships and establishing base to roll-out across East Africa
- Further expansion planned for Africa, China, wider Asia, and other relevant markets in the world
- Tingo Foods and Tingo DMCC expansion to increase offtake and demand for produce from Tingo Mobile farmers

9.3M	**~30.0M**
Tingo customer base at Q3 2022	Expected number of Tingo users by end of 2023

NWASSA



11:39
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Tingo Foods – Food Processing Business

Aims to be the largest food and beverage processing facility in Africa

A key part of the Tingo Group eco-system from Seed to Sale

Creating significant demand and offtake for Tingo Mobile's Farmers

+

Creating significant supply for Tingo's commodity trading and export business

- Tingo Foods generated more than $400 million of high-margin revenue in first 4 months (Sep 2022 - Dec 2022) – business brought into Tingo Group from Feb 9, 2023
- Set to multiply capacity and revenue with new state-of-the-art $1.6 billion food processing facility in Delta State of Nigeria – scheduled to open early 2H 2024
- Africa's farmers and agricultural sector to benefit from significant expansion of the Continent's own processing capabilities – increasing crop demand, giving farmers higher prices and delivering financial upliftment
- Expected to deliver: (i) material reduction in farmers' post-harvest losses; (ii) significant improvement in world's food security; and (iii) considerable environmental benefits – reducing freight miles, improving production efficiency, reducing food wastage, powered exclusively by renewable energy and reducing carbon footprint.





Partnership with Evtec Energy PLC to build $150M 110MW Solar Plant, set to achieve net zero carbon emissions and reduced energy costs.

Tingo DMCC - Agri Commodity Platform

In Partnership with the Dubai Multi Commodities Centre (DMCC)

A global commodity platform and export business – completing the seed to sale eco-system

- Facilitates the global export of agricultural commodities, including:
  - Crops from Tingo Mobile's farmers - such as wheat, millet, cassava, ginger, cashew nuts, cocoa and cotton
  - Finished food and beverage products from Tingo Foods – such as rice, noodles, pasta, cooking oils, coffee, tea and chocolate
- DMCC is a leading center of international trade and the World's No.1 Free Trade Zone
- Through access to Nigeria's 60M farmers, including AFAN's 20M+ farmers, and the farmers of Ghana, Malawi, and other territories, Tingo has access to several billion dollars per annum of agricultural produce for export
- Tingo DMCC dollarizes and globalizes Tingo Group, while giving Tingo Mobile's farmers and Tingo Foods direct access to international markets
- Creates a win-win-win situation – improving world food supply; delivering fair prices and empowerment to farmers; and generating substantial high-margin revenues to Tingo DMCC and the wider Tingo Group


DMCC

TingoPay SuperApp and Visa Partnership

Diversifies and expands Tingo Group into new markets – B2C and B2B

Visa payment services and digital Visa card embedded within the TingoPay SuperApp.

Pan-Africa Visa partnership includes marketing and customer acquisition support

TingoPay SuperApp offers full range of e-wallet, payment services, marketplace, e-commerce, insurances and finance to customers


Welcome
TingoPay

- Tingo Mobile and TingoPay in partnership with VISA are designed to **accelerate financial inclusion and social upliftment**
- Making digital payments and TingoPay's services easily accessible across **Africa** through Pan-Africa partnership with Visa, followed by **Asia** and other **Emerging Markets**
- TingoPay business portal and Tingo Visa merchant services enable farmers and businesses in all sectors to easily and securely receive payment
- Aims to deliver e-wallet and digital payment services to Tingo Mobile's existing customer base plus Pan-Africa rollout, then Asia and beyond

Ecosystem



Financial &
Digital
Inclusion
Social
Upliftment
Increase Food Supply
and Reduce Wastage
Mobile Handsets with Embedded Software & Platforms
Marketplace for inputs and produce
Valued-Added Services and Payment Services
Processing of produce into finished food products
Wholesale and Export of Foods and Commodity Trading
Tingo
Group

Fintech Activities in Southeast Asia

Tingo Group

Insurance Brokerage & Financial Services

- Strong Government and Private Sector relationships established in China over the past 15 years
- Leading bank signed as global payment and forex partner, enabling provision of highly competitive services and forex rates
- Secure financial services platform designed to be highly adaptable and scalable, now pivoting to compliment Tingo acquisition
- Has established strong relationships with China's largest insurance companies and banks
- Opportunity to expand insurance into B2B2C and B2C in China, in partnership with China's biggest online portals
- Pivoting the Asia fintech products, platforms and strategy to leverage the strengths of Tingo acquisition and compliment its business model
- Holds wide-ranging Financial Services License from Hong Kong SFC and Capital Markets License from Monetary Authority of Singapore
- Extensive experience in developing and operating high volume B2B and B2C transactional platforms in China
- Network of 120+ offices and holds nationwide and regional insurance licenses covering most of developed China
- Launched B2B insurance platform in 2021, growing B2B business to >1.2 million customers, now developing platforms for B2B2C and B2C businesses

Uniquely Positioned

- NASDAQ-listed fast-growth and highly profitable company (Q3 2022 annualized run rates: $1.2B revenues and $650M pre-tax earnings)
- Strong balance sheet and cash generation (Sep 30, 2022 pro forma cash balance - $311M)
- Fast growth, high margin and sticky revenue model, with low customer acquisition cost and low attrition
- Full Agri and Food Ecosystem from Seed to Sale
- Making a difference addressing global food shortage & food security crises; and a benefactor of price inflation
- Visa x Tingo partnership and TingoPay SuperApp expands Tingo into new B2C and B2B markets
- Proven proprietary fintech platforms, replicable in new geographical markets and new sectors
- Vast addressable global market
- Significant ESG impact



Environmental, Social & Governance



- Fostering digital and financial inclusion through technology platforms – driving the social and economic upliftment of customers
- Meaningfully improving global food supply and tackling the world's food security crisis by empowering the farmer - increasing crop yields; reducing post harvest losses; improving access to markets, and; delivering fairer prices
- Delivering significant environmental benefits – reducing crop wastage; improving farming and food production efficiency; promoting sustainable farming techniques; reducing freight miles
- Adopting a mature ESG framework underpinned and guided by the United Nations' Sustainable Development Goals

Financial Highlights

Tingo Group

$ in Millions	Pro Forma Combined	
	FY 2021	9 months to Sep 30 2022
Revenue	$921.5	$852.7
Gross Profit	343.7	481.7
Operating Income (Loss)	(47.0)	256.5
EBITDA	28.4	313.2
Adj. EBITDA	409.0	508.1
Net Income (Loss)	(52.8)	127.0
Cash at September 30, 2022		$311.7

Management Team

Tingo Group and its subsidiary companies are led by a highly experienced team of executives with strong track records of delivering successful global businesses with robust corporate governance.



Darren Mercer
Group CEO

- Founded Tingo Group's fintech & insurance businesses
- 15 years tech business in China
- Previously 20 years in investment banking at Henry Cook Lumsden and Albert E Sharp

MICT Inc. ALBERT E SHARP



Dozy Mmobuosi
Tingo Mobile and Tingo Food Founder & CEO

- Founded Tingo Mobile PLC
- Founded Tingo Foods PLC
- Launched Nigeria's 1st SMS Banking Solution (Flashmecash)
- Co-sponsor for Africa Acquisition Corp Inc.

Tingo AGAC



John Scott
Group Chairman & Member of Board

- 50 years experience in stock broking
- Executive Director WHI Ireland Group PLC
- Advisor at Barclays Wealth
- Partner and Director Wise Speke

WHIreland. BARCLAYS



Kevin Chen
Group CFO

- Former CFO & Board Director at China Rapid Finance (NYSE:XRF)
- Audit Manager at Ernst & Young
- MBA, Kellogg School of Management at Northwestern
- AICPA, CMA

EY



Kenneth Denos
Group Director, Tingo Mobile Executive VP & General Counsel

- CEO, Outsize Capital
- Director & Officer, Equus Total Return, Virtual Medical Intl
- Founder of Acadia Law Group
- Previously, CEO of MCC Global

Equus Acadia Law Group PC



Dr. Christopher Cleverly
Tingo Mobile and Tingo Food President

- Previously CEO of Made in Africa Foundation
- Founded $1.5bn Africa50 Investment Fund
- Founded Trafalgar Chambers on Fleet Street

AFRICA50



John Brown
Group Director & Tingo Mobile Independent Co-Chairman

- MP at Sands Point Consulting
- Senior Advisor, Independence Point Advisors
- Former Group MD, UBS Wealth Management; Divisional COO, Merrill Lynch

MERRILL UBS

Notes: Kenneth Denos and John Brown were appointed to the Board of Directors of Tingo Group Inc. following its acquisition of Tingo Mobile on November 30, 2022

Capital Markets

NASDAQ: TIO

Share Price[1]	$0.90
Market Cap[1]	$140.9M
Proforma 2021 Revenue	$921.5M
Proforma 2022 9M Revenue[2]	$852.7M
Debt[2]	$0
Proforma Cash & Cash Equivalents[2]	$311.7
Shares Outstanding[1]	163M
Options & Warrants[1]	0.7M/33.5M
Float[1]	57M
Insider Holdings[1]	28.5%
Fiscal Year End	Dec. 31

1. As of March 10, 2023
2. As of September 30, 2022
3. At December 2, 2022

News Releases

- MICT Announces Rebranding and Name Change to Tingo Group, Inc. **– 2/24/23**
- MICT, Through its Wholly Owned Subsidiary Tingo Foods Plc, Signs Partnership Agreement with Evtec Energy Plc to Build Zero Emission Solar Energy Plant to Power Food Processing Facility **– 2/22/23**
- Visa and Tingo Mobile, an MICT subsidiary, Launch Partnership to Promote Financial Inclusion and Expand Access to Digital Payment Channels Across Africa **– 2/14/23**
- MICT to Revolutionize Africa's Food Industry Through Wholly Owned Subsidiary, Tingo Foods, and Commitment to Develop Multi-Billion Dollar Food Processing Facility **– 2/9/23**
- MICT Appoints Specialist Legal Counsel and Team of Expert Advisors to Investigate Suspected Market Manipulation and Illegal Naked Short Selling in Company's Stock and Take Appropriate Action **– 2/7/23**
- MICT Announces Warrant Repurchase Agreement **– 2/3/23**
- Shareholder Approval Received For All Proposals At MICT, Inc. Annual Shareholder Meeting **– 12/30/22**
- MICT's Subsidiary, Tingo Mobile, Establishes Strategic Presence in Malawi and East Africa, Representing an Important Market for its Agri-FinTech and FinTech Products **– 12/14/22**
- MICT's subsidiary, Tingo Mobile, Launches Global Commodity Platform and Export Business from the Dubai Multi Commodity Centre - the World's No.1 Free Trade Zone **– 12/12/22**
- MICT Completes Acquisition of Operating Business and Assets of Tingo, Inc. **– 12/01/22**
- MICT, Inc. Provides Corporate Update; Announces Company is Targeting a Considerable Share Repurchase Program Post-merger Close **– 11/29/22**
- MICT's Acquisition Target, Tingo Mobile, Today Launches Key Partnerships With All Farmers Association Of Nigeria And VISA **– 11/16/22**
- MICT's Merger Target, Tingo Mobile, Launches Operations in Ghana and Signs Landmark Trade Deal with the Kingdom of Ashanti Covering Major Agricultural and Cocoa Farming Region **– 11/10/22**

Tingo Group

NASDAQ: TIO

Company

201-225-0190

info@tingogroup.com

Investor Relations

Chris Tyson/Larry Holub

949-491-8235

TIO@mzgroup.us

www.tingogroup.com



A Global Fintech & Agri-Fintech Group

Making a Difference Delivering Financial Inclusion and Food Security